SUBSCRIPTION AGREEMENT
Pursuant to Regulation S of the Securities Act of 1933
Alaska Pacific Energy Corp.
TO:		THE BOARD OF DIRECTORS
1	.	Subscription:	(the	"Undersigned"),
offers to subscribe for			(	) shares

at US$0.10 per share of restricted Common Stock (the "Stock") of Alaska Pacific Energy Corp., a Nevada Corporation ("the Company"), whose address for service is 155 East Patrick Lane Suite 1, Las Vegas, NV 89120-3481. The par value of the Common Stock of the Company is US$0.001 per share. The Undersigned subscriber agrees to pay to the Company, a total of:
			US Dollars (US$	),
for such Stock, payable at the time of subscription.
2	.	Representations and Warranties of the	Undersigned; The Undersigned	hereby
represents and warrants that:

A. The Undersigned is financially responsible, able to meet his obligations hereunder, and acknowledges this investment may be long term and is by its nature speculative; further, the Undersigned acknowledges he is financially capable of bearing the risk of this investment.

B. The Undersigned has had substantial experience in business or investments in one or more of the following: (i) knowledge of and investment experience with securities, such as stocks and bonds;

(ii)	ownership of interests in new ventures or start-up companies;

(iii)	experience in business and financial dealings and parlance, and the

Undersigned can protect his own interests in an investment of this nature and does not have a "Purchaser Representative," as that term is defined in Regulation D of the Securities Act of 1933, (the "Securities Act") and does not need such a Representative.

C. The Undersigned is capable of bearing the high degree of economic risks and burdens of this investment, including, but not limited to, the possibility of complete loss of all his investment capital and the lack of a liquid public market, such that he may not be able to readily liquidate the investment whenever desired or at the then current asking price of the Stock.

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D. The Undersigned has had access to the information set forth in Paragraph 4 hereof and was able to request copies of such information, ask questions of and receive answers from the Company regarding such information and any other information he desired concerning the terms and conditions of this transaction and all such questions have been answered to his full satisfaction. The Undersigned understands that the Shares have not been registered under the Securities Act and the applicable state securities laws in reliance on the exemption provided by Regulation S relating to transactions not involving a public offering. The Undersigned further understands that he is purchasing the Stock without being furnished any offering literature, prospectus or private offering memorandum, other than that supplied under or identified in this Offer. E. At no time was the Undersigned presented with or solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising otherwise than in connection and concurrently with this Offer.

F. The Stock which the Undersigned hereby subscribes is being acquired solely for his own account, for investment, and is not being purchased with a view to or for the resale or distribution thereof and the Undersigned has no present plans to enter into any contract, undertaking, agreement or arrangement for such resale or distribution.

G.	The Undersigned is aware of the following:

(i) The Company makes no guarantee that it will be able register its Stock under the Securities Act or any state securities laws; and

(ii) The Undersigned may not be able to avail himself of the provisions of Rule

144 adopted by the Securities and Exchange Commission under the Securities Act or any applicable state securities acts with respect to the resale of the Stock, and, accordingly, it may not be possible for the Undersigned to liquidate part or all of his investment in the Company or to liquidate at the then current asking price of the Stock, if any.

H.	It has at no time been represented, guaranteed, or warranted to the Undersigned by an officer or director of the Company, or the agents or employees thereof, or any other person, expressed or implied, any of the following: (i) An exact or approximate length of time that the Undersigned will or will not remain as owner of the Stock; (ii) A percentage of profit or amount or type of consideration, profit, loss, credits or deductions to be realized, if any, as a result of the Undersigned's ownership of the Stock; or (iii) Past performance on the part of any director or officer of the Company, or the agents or employees thereof, that will in any way indicate the predictable results accruing from ownership of the Stock.

I. The Company is under no duty to register the Stock or comply with any exemption from registration under the Securities Act or any state securities law, including supplying to the appropriate agency or to the Undersigned any information required in connection with transfers under appropriate rules and regulations:

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J. The Undersigned is not a US person under Rule 902 of Regulation S under the Securities Act, and is not acquiring the Stock for the account or benefit of any US person; and is, if a natural person, over 21 years of age.

The foregoing representations and warranties shall be true and accurate as of the date hereof and as of the date of any acceptance of this Offer by the Company and shall survive the date of such acceptance by the Company.

3. Indemnification: The Undersigned acknowledges that he understands the meaning and legal consequence of the representations and warranties contained in Paragraph 2 hereof and the Undersigned hereby agrees to indemnify and hold harmless all loss, damage or liability due to or arising out of;

(i)	a breach of any such representation or warranty, or

(ii)	a breach of any warranty of the Undersigned contained in this Offer.

4. Access to and Furnishing Information: The Company has provided the Undersigned access to and furnished to the Undersigned, if requested, all corporate records, including Articles of Incorporation, Bylaws, Minute and Stock Books, and agreements with officers, directors, stockholders and employees, and information related to the business of the Company dated on or before the date of this Offer. The Undersigned hereby acknowledges that he has had an opportunity to review and understand the foregoing and has, if he deemed necessary, consulted with a legal or tax advisor.

5. Transferability: The Undersigned agrees not to transfer or assign this Offer, or any of the Undersigned's interest therein, and further agrees that the assignment and transferability of the Stock acquired pursuant hereto shall be made only in accordance with this Offer. The Company shall issue stop transfer instructions to its transfer agent for its common stock with respect to the Stock and shall place the following legend on the certificates representing the Stock:

"The shares represented by this certificate have been acquired pursuant to a transaction effected in reliance upon Regulation S of the Securities and Exchange Act of 1933, and have not been the subject of a Registration Statement under the Securities Act of 1933, as amended (the "Act"), or any state securities act. These securities may not be sold or otherwise transferred in the absence of such registration or applicable exemption therefrom under the Act or any applicable state securities act, or unless sold pursuant to Rule 144 under the Act."

6. Warrants: Pursuant to Rule 903 Section 5 of the Securities Act an offer or sale of warrants, if applicable to this agreement, must comply with the following requirements:

i.	Each warrant must bear a legend stating that the warrant and the securities to be issued upon its exercise have not been registered under the Act and that the warrant may not be exercised by or on behalf of any U.S. person unless registered under the

Act or an exemption from such registration is available;

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ii.	Each person exercising a warrant is required to give:

	a.	Written certification that it is not a U.S. person and the warrant is not being exercised on behalf of a U.S. person; or

	b.	A written opinion of counsel to the effect that the warrant and the securities delivered upon exercise thereof have been registered under the Act or are exempt from registration thereunder; and

iii	The securities may not be delivered within the United States upon exercise, other than in offerings deemed to meet the definition of "offshore transaction" unless registered under the Act or an exemption from such registration is available.

7. Revocation: The undersigned agrees that he shall not cancel, terminate or revoke this Agreement or any provisions hereof or any agreement of the Undersigned made hereunder.

8. Notices: All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the Undersigned or to the Company at their respective addresses set forth below.

9.	Governing Law: This Agreement and other transactions contemplated hereunder shall be construed in accordance with and governed by the laws of the State of Nevada.

10.	Entire Agreement: This Offer constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

THIS SPACE INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF, the parties hereto have executed this Offer as of the date and year set forth below.

DATED this

day of

, 20__.

Signature of Subscriber Name (Please Print) Street Address City Country Telephone Email Address THIS OFFER IS ACCEPTED BY: Alaska Pacific Energy Corp.	Province or State Postal Code
By:
Signature
Print Name of Director or Officer Position On Behalf of the Board

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